Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7: COMMITMENTS AND CONTINGENCIES
As of June 30, 2017, the Company was contingently liable for letters of guarantee and letters of credit amounting to $590 (December 31, 2016: $590) issued by various banks in favor of various organizations and the total amount was collateralized by cash deposits, which were included as a component of restricted cash.
Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. (a consolidated subsidiary) of all its obligations to Vitol S.A. up to $12,000. This guarantee expires on March 1, 2018.
The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts can be reasonably estimated, based upon facts known on the date the financial statements were prepared. Although the Company cannot predict with certainty the ultimate resolutions of these matters, in the opinion of management, the ultimate disposition of these matters is not expected to have a material adverse effect on the Company's financial position, results of operations or liquidity.
Navios Logistics had a dispute with Vale International S.A. (“Vale”) regarding the termination date of a COA contract, which was under arbitration proceedings in New York. Related to this arbitration, Navios Logistics issued a letter of credit amounting to $2,900 and the total amount was collateralized by a cash deposit, which was presented as restricted cash in the accompanying balance sheets. On February 10, 2017, the arbitration tribunal ruled in favor of Navios Logistics. Vale has been ordered to pay Navios Logistics $21,500, compensating for all unpaid invoices, late payment of invoices, and legal fees incurred. The full amount was received in March 2017, and the collateralized cash amount of $2,900 was released.
On March 30, 2016, Navios Logistics received written notice from Vale stating that Vale will not be performing the service contract entered into between CNSA and Vale on September 27, 2013, relating to the iron ore port facility in Nueva Palmira, Uruguay. Navios Logistics initiated arbitration proceedings in London on June 10, 2016 pursuant to the dispute resolution provisions of the service contract. On December 20, 2016, a London arbitration tribunal ruled that the Vale port contract remains in full force and effect. If Vale were to further repudiate or renounce the contract, we may elect to terminate the contract and then would be entitled to damages calculated by reference to guaranteed volumes and agreed tariffs for the remaining period of the contract.
The Company, in the normal course of business, entered into contracts to time charter-in vessels for various periods through 2026.
As of June 30, 2017, the Company's future minimum commitments, net of commissions under chartered-in vessels, barges and pushboats were as follows:

Total
June 30, 2018	$124,884
June 30, 2019	103,460
June 30, 2020	91,950
June 30, 2021	70,663
June 30, 2022	53,435
June 30, 2023 and thereafter	97,346
Total	$541,738

As of June 30, 2017, Navios Logistics had obligations related to the construction of three new pushboats, and the construction of a river and estuary tanker (including supervision costs) of $3,547, and $11,603, respectively, until the first quarter of 2018. In relation to the construction of the river and estuary tanker, Navios Logistics has secured a credit from the shipbuilder to finance up to 50% of the purchase price, with a maximum amount of $7,074 (€6,200).
As of June 30, 2017, Navios Logistics had operating lease obligations related to chartered-in barges amounting to $486 until March 2020.